SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (“Agreement”), dated as of December 15, 2011, is made by and among TOP GEAR INC., a corporation organized under the laws of Delaware (the “Company”) and each of the Persons listed on Schedule I hereto (collectively, the “Investors,” and individually an “Investor”).  Each of the Company and Investors are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, the Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated by the U.S.  Securities and Exchange Commission (the “SEC”) under the Securities Act (“Regulation D”) and Regulation S promulgated by the SEC under the Securities Act (“Regulation S”);

WHEREAS, each Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate number of shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) as set forth opposite such Investor’s name in column (3) on Schedule I at a per share purchase price of $3.40 (which aggregate amount for all Investors shall be 147,059 shares of Common Stock and shall collectively be referred to herein as the “Shares”), (ii) a five year warrant to initially acquire  up to that number of additional shares of Common Stock set forth opposite such Investor’s name in column (4) on Schedule I at an exercise price of $5.10 per share, in the form attached hereto as Exhibit B (the “Series A Warrants”) (as exercised, collectively, the “Series A Warrant Shares”), and (iii) a five year warrant to initially acquire up to that number of additional shares of Common Stock set forth opposite such Investor’s name in column (5) on Schedule I at an exercise price of $10.20 per share, in the form attached hereto as Exhibit C (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) (as exercised, collectively, the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Warrant Shares”);

WHEREAS, at the Closing, the Parties shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities, under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, the Company entered into a Subscription Agreement, dated November 8, 2011 (the “Initial Subscription Agreement”), with certain investors named therein (the “Initial Investors”) pursuant to which the Company offered and sold to the Initial Investors (the “Initial Offering”), and the Initial Investors purchased from the Company, an aggregate of (i) 185,294 shares of Common Stock (the “Initial Shares”), (ii) Series A warrants to purchase 92,647 shares of common stock which have a five-year term and an initial per share exercise price of $5.10, subject to adjustment as described below (the “Initial Series A Warrants”), and (iii) Series B warrants to purchase 92,647 shares of common stock which have a five-year term and an initial per share exercise price of $10.20, subject to adjustment as described below (the “Initial Series B Warrants” and together with the Initial Series A Warrants, the “Initial Warrants”); and

WHEREAS, the Company entered into a Registration Rights Agreement, dated November 8, 2011 (the “Initial Registration Rights Agreement”), with the Initial Investors pursuant to which the Company granting the Initial Investors piggy-back registration rights with respect to the Initial Shares and the shares of common stock underlying the Initial Warrants.

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1           Definitions.  For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“8-K Filing” has the meaning set forth in Section 5.7.

“Accredited Investor” has the meaning set forth in Rule 501 under the Securities Act.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Additional Closing” has the meaning set forth in Section 2.3.

“Additional Closing Date” has the meaning set forth in Section 2.3.

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

“Agreement” has the meaning set forth in the preamble.

“Applicable Price” has the meaning set forth in Section 5.9.

“Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such.

“BHCA” has the meaning set forth in Section 4.26.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Company Disclosure Schedule” has the meaning set forth in Article IV.

“Company Most Recent Fiscal Year End” means December 31, 2010.

“Company Organizational Documents” has the meaning set forth in Section 4.6.

“Contract” means any written or oral contract, lease, license, indenture, note, bond, agreement, arrangement, understanding, permit, concession, franchise or other instrument.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Dilutive Adjustment Time” has the meaning set forth in Section 5.9.

“Dilutive Issuance” has the meaning set forth in Section 5.9.

“Eligible Market” means the Principal Market, The New York Stock Exchange, the NYSE Amex, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market.

“Environmental Laws” has the meaning set forth in Section 4.17.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in effect.

“Excluded Securities” means (i) shares of Common Stock or standard options to purchase Common Stock to directors, officers or employees of the Company in their capacity as such pursuant to an Approved Stock Plan, provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (i) do not, in the aggregate, exceed more than 765,000 shares (as adjusted for any share splits, share combinations, share dividends and similar transactions) (B) such shares or options may not be sold or exercised, as the case may be, prior to the 18 month anniversary of the Closing Date; (C) the number of shares or such options issued to any one person do not exceed 191,250 (as adjusted for any share splits, share combinations, share dividends and similar transactions) and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Investors; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the other Investors; (iii) the shares of Common Stock issuable pursuant to this Agreement, (iv) the shares of Common Stock issuable upon exercise of the Warrants, (v) any securities issued in connection with strategic alliances, acquisitions, mergers, and strategic partnerships, provided, that (1) the primary purpose of such issuance is not to raise capital, (2) the purchaser or acquirer of the securities in such issuance solely consists of either (x) the actual participants in such strategic alliance or strategic partnership, (y) the actual owners of such assets or securities acquired in such acquisition or merger or (z) the stockholders, partners or members of the foregoing Persons and (3) the number or amount of securities issued to such Person by the Company shall not be disproportionate to such Person’s actual participation in such strategic alliance or strategic partnership or ownership of such assets or securities to be acquired by the Company, as applicable.

“Federal Reserve” has the meaning set forth in Section 4.26.

“Forward Split” has the meaning set forth in Section 5.10.

“GAAP” means, with respect to any Person, generally accepted accounting principles in the U.S.  applied on a consistent basis with such Person’s past practices.

“Governmental Authority” means any domestic or foreign, federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body.

“Hazardous Materials” has the meaning set forth in Section 4.17.

“Indebtedness” means without duplication, (a) all indebtedness or other obligation of the Person for borrowed money, whether current, short-term, or long-term, secured or unsecured, (b) all indebtedness of the Person for the deferred purchase price for purchases of property outside the Ordinary Course of Business, (c) all lease obligations of the Person under leases which are capital leases in accordance with GAAP, (d) any off-balance sheet financing of the Person including synthetic leases and project financing, (e) any payment obligations of the Person in respect of banker’s acceptances or letters of credit (other than stand-by letters of credit in support of ordinary course trade payables), (f) any liability of the Person with respect to interest rate swaps, collars, caps and similar hedging obligations, (g) any liability of the Person under deferred compensation plans, phantom stock plans, severance or bonus plans, or similar arrangements made payable as a result of the transactions contemplated herein, (h) any indebtedness referred to in clauses (a) through (g) above of any other Person which is either guaranteed by, or secured by a security interest upon any property owned by, the Person and (i) accrued and unpaid interest of, and prepayment premiums, penalties or similar contractual charges arising as result of the discharge at Closing of, any such foregoing obligation.

“Indemnified Liabilities” has the meaning set forth in Section 7.2.

“Indemnitees” has the meaning set forth in Section 7.2.

“Initial Investors” has the meaning set forth in the recitals.

“Initial Offering” has the meaning set forth in the recitals.

“Initial Registration Rights Agreement” has the meaning set forth in the recitals.

“Initial Series A Warrants” has the meaning set forth in the recitals.

“Initial Series B Warrants” has the meaning set forth in the recitals.

“Initial Shares” has the meaning set forth in the recitals.

“Initial Subscription Agreement” has the meaning set forth in the recitals.

“Initial Warrants” has the meaning set forth in the recitals.

“Intellectual Property” means all industrial and intellectual property, including, without limitation, all U.S.  and non-U.S.  patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

“Investor” and “Investors” have the respective meanings set forth in the preamble.

“Investor Questionnaires” means the investor questionnaires completed by the Investors substantially in form attached hereto as Exhibit A, and each of the foregoing, is individually referred to herein as an “Investor Questionnaire.”

“Knowledge” shall mean, except as otherwise explicitly provided herein, actual knowledge after reasonable investigation.  The Company shall be deemed to have “Knowledge” of a matter if any of its officers or directors has Knowledge of such matter.  Phrases such as “to the Knowledge of the Company” or the “Company’s Knowledge” shall be construed accordingly.

“Laws” means, with respect to any Person, any U.S.  or non-U.S., federal, national, state, provincial, local, municipal, international, multinational or other Law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“License” means any security clearance, permit, license, variance, franchise, order, approval, consent, certificate, registration or other authorization of any Governmental Authority, judicial authority or regulatory body, and other similar rights.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

“Material Adverse Effect” means, with respect to any Person, a material adverse effect on the business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects of such Person.

“Money Laundering Laws” has the meaning set forth in Section 4.29.

“New Issuance Price” has the meaning set forth in Section 5.9.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Order” means any order, judgment, ruling, injunction, assessment, award, decree or writ of any Governmental Authority.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Party” and “Parties” have the meanings set forth in the preamble.

“Person” means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

“Principal Market” means the OTC Bulletin Board.

“Purchase Price” has the meaning set forth in Section 2.2.

“Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Registration Rights Agreement” has the meaning set forth in the recitals.

“Registration Statements” has the meaning set forth in Section 4.18(b).

“Regulation D” has the meaning set forth in the recitals.

“Regulation S” has the meaning set forth in the recitals.

“Regulation SHO” has the meaning set forth in Section 3.7(d).

“Required Holders” means Investors holding greater than 50% of the Registrable Securities issued pursuant to this Agreement on the Closing Date.

“Replacement Note” and “Replacement Notes” shall have the meaning set forth in Section 2.2.

“Reporting Period” has the meaning set forth in Section 5.2.

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

“SEC” has the meaning set forth in the recitals.

“SEC Reports” has the meaning set forth in Section 4.18(a).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” has the meaning set forth in the recitals.

“Securities Exchange Agreement” has the meaning set forth in the definition of Acquisition.

“Series A Warrant Shares” has the meaning set forth in the recitals.

“Series A Warrants” has the meaning set forth in the recitals.

“Series B Warrant Shares” has the meaning set forth in the recitals.

“Series B Warrants” has the meaning set forth in the recitals.

“Shares” has the meaning set forth in the recitals.

“Short Sales” has the meaning set forth in Section 3.7(d).

“Subsequent Investor” has the meaning set forth in Section 2.3.

“Subsidiaries” means any Person in which the Company, directly or indirectly, (a) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (b) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

“Tax” or “Taxes” means all taxes, assessments, duties, levies or other charge imposed by any Governmental Authority of any kind whatsoever together with any interest, penalties, fines or additions thereto and any liability for payment of taxes whether as a result of (i) being a member of an affiliated, consolidated, combined, unitary or similar group for any period, (ii) any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any Person, (iii) being liable for another Person’s taxes as a transferee or successor otherwise for any period, or (iv) operation of Law.

“Transaction Documents” means, collectively, this Agreement, the Series A Warrant, the Series B Warrant, the Registration Rights Agreement and the Investor Questionnaires and all agreements, certificates, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

“Treasury Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“U.S.” means the United States of America.

“U.S. Person” has the meaning set forth in Regulation S under the Securities Act.

“Warrant Shares” has the meaning set forth in the recitals.

“Warrants” has the meaning set forth in the recitals.

ARTICLE II
PURCHASE AND SALE OF THE SHARES AND WARRANTS; CLOSING

Section 2.1           Purchase and Sale of the Shares and Warrants.  At the Closing, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, shall purchase from the Company on the Closing Date, such aggregate number of Shares as is set forth opposite such Investor’s name in column (3) on Schedule I along with (i) Series A Warrants to initially acquire  up to that aggregate number of Series A Warrant Shares as is set forth opposite such Investor’s name in column (4) on Schedule I and (ii) Series B Warrants to initially acquire up to that aggregate number of Series B Warrant Shares as is set forth opposite such Investor’s name in column (5) on Schedule I.

Section 2.2           Purchase Price; Form of Payment.  The aggregate purchase price for the Shares and the Warrants to be purchased by each Investor (the “Purchase Price”) shall be the amount set forth opposite such Investor’s name in column (2) on Schedule I.  On the Closing Date, (i) each Investor shall pay its respective Purchase Price to the Company for the Shares and the Warrants to be issued and sold to such Investor at the Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions; and (ii) the Company shall deliver to each Investor certificates representing (A) such aggregate number of Common Shares as is set forth opposite such Investor’s name in column (3) of Schedule I, (B) a Series A Warrant pursuant to which such Investor shall have the right to initially acquire up to such number of Series A Warrant Shares as is set forth opposite such Investor’s name in column (4) of Schedule I and (C) a Series B Warrant pursuant to which such Investor shall have the right to initially acquire up to such number of Series B Warrant Shares as is set forth opposite such Investor’s name in column (5) of Schedule I, in all cases, duly executed on behalf of the Company and registered in the name of such Investor or its designee.

Section 2.3           Closing.  Upon the terms and subject to the conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) to be held at the offices of Anslow & Jaclin LLP located at 195 Route 9 South, Manalapan, NJ 07726, at a time and date to be specified by the Parties, which shall be no later than second (2nd) Business Day following the satisfaction or, if permitted pursuant hereto, waiver of the conditions set forth in Article VI, or at such other location, date and time as Investors and the Company shall mutually agree.  The date and time of the Closing is referred to herein as the “Closing Date.”  Following the Closing Date until January 31, 2012, additional Closings (each, an “Additional Closing”) may be conducted from time to time (such date and time, each an “Additional Closing Date”) hereunder; provided, that any subsequent investor (each, a “Subsequent Investor”) not a party to this Agreement as of the initial Closing Date must execute and deliver a joinder to this Agreement in the form attached hereto as Exhibit E, a joinder to the Registration Rights Agreement in the form attached hereto as Exhibit F, and must complete an Investor Questionnaire; and provided further, that the aggregate Purchase Price of the Investors (including each Subsequent Investor) shall not exceed $500,000.  The Issuance Date (as defined in the Warrants) of any Warrant issued to any Person in connection with any Additional Closing shall be the initial Closing Date.  With respect to an Additional Closing, “Closing Date” shall be deemed to refer to the applicable Additional Closing Date, “Closing” shall be deemed to refer to the applicable Additional Closing, “Investor” shall be deemed to refer to the applicable Subsequent Investor individually and “Investors” shall be deemed to refer to the applicable Subsequent Investors collectively.

ARTICLE III
REPRESENTATIONS OF THE INVESTORS

The Investors severally, and not jointly, hereby represent and warrant to the Company that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as thought the Closing Date were substituted for the date of this Agreement throughout this Article III) (except where another date or period of time is specifically stated herein for a representation or warranty).

Section 3.1          Authority.  Such Investor has all requisite authority and power to enter into and deliver this Agreement and any of the other Transaction Documents to which such Investor is a party, and any other certificate, agreement, document or instrument to be executed and delivered by such Investor in connection with the transactions contemplated hereby and thereby and to perform such Investor’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  This Agreement has been, and each of the Transaction Documents to which such Investor is a party will be, duly and validly authorized and approved, executed and delivered by such Investor.

Section 3.2          Binding Obligations.  Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than such Investor, this Agreement and each of the Transaction Documents to which such Investor is a party are duly authorized, executed and delivered by such Investor, and constitutes the legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Section 3.3         No Conflicts.  Neither the execution or delivery by such Investor of this Agreement or any Transaction Document to which such Investor is a party, nor the consummation or performance by such Investor of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the organizational documents of such Investor (if such Investor is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Investor is a party or by which the properties or assets of such Investor are bound; or (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of such Investor under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of the Company under, any note, bond, mortgage, indenture, Contract, lease, License, permit, franchise or other instrument or obligation to which such Investor is a party or any of such Investor’s assets and properties are bound or affected, except, in the case of clauses (b) or (c) for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on such Investor.

Section 3.4          Certain Proceedings.  There is no Action pending against, or to the Knowledge of such Investor, threatened against or affecting, such Investor by any Governmental Authority or other Person with respect to such Investor that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

Section 3.5          No Brokers or Finders.  No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against such Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of such Investor and such Investor will indemnify and hold the Company and its Affiliates harmless against any liability or expense arising out of, or in connection with, any such claim.

Section 3.6         Investment Representations.  Each Investor severally, and not jointly, hereby represents and warrants, solely with respect to itself and not any other Investor, to the Company as follows:

(a)         Purchase Entirely for Own Account.  Such Investor is acquiring such the Securities proposed to be acquired hereunder for investment for its own account and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling or otherwise distributing such Securities, except in compliance with applicable securities Laws.

(b)         Restricted Securities.  Such Investor understands that the Securities are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Shareholder pursuant hereto, the Securities would be acquired in a transaction not involving a public offering.  The issuance of the Securities hereunder is being effected in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act, Rule 506 of Regulation D and Regulation S.  Such Investor further acknowledges that if the Securities are issued to such Investor in accordance with the provisions of this Agreement, such Securities may not be resold without registration under the Securities Act or the existence of an exemption therefrom.  Such Investor represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act

(c)         Acknowledgment of Non-Registration.  Such Investor understands and agrees that the Securities to be issued pursuant to this Agreement have not been registered under the Securities Act or the securities Laws of any state of the U.S.

(d)         Status.  By its execution of this Agreement, such Investor represents and warrants to the Company as indicated on its signature page to this Agreement, either that: (i) such Investor is an Accredited Investor; or (ii) such Investor is not a U.S. Person.  Such Investor understands that the Securities are being offered and sold to such Investor in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth in this Agreement, in order that the Company may determine the applicability and availability of the exemptions from registration of the Securities on which the Company is relying.

(e)         Additional Representations and Warranties.  Such Investor, severally and not jointly, further represents and warrants to the Company as follows: (i) such Person qualifies as an Accredited Investor; (ii) such Person consents to the placement of a legend on any certificate or other document evidencing the Securities substantially in the form set forth in Section 3.7(a); (iii) such Person has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Person’s or entity’s interests in connection with the transactions contemplated by this Agreement; (iv) such Person has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Securities and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Securities; (v) such Person has had access to the SEC Reports; (vi) such Person has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such Person has requested and all such public information is sufficient for such Person to evaluate the risks of investing in the Securities; (vii) such Person has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Securities; (viii) such Person is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement or the SEC Reports; (ix) such Person will not sell or otherwise transfer the Securities, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available; (x) other than as set forth in the Registration Rights Agreement, such Person understands and acknowledges that the Company is under no obligation to register the Securities for sale under the Securities Act; (xi) such Person represents that the address furnished in Schedule I is the principal residence if he is an individual or its principal business address if it is a corporation or other entity; (xii) such Person understands and acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such Person and that any representation to the contrary is a criminal offense; and (xiii) such Person acknowledges that the representations, warranties and agreements made by such Person herein shall survive the execution and delivery of this Agreement and the purchase of the Securities.

(f)          Additional Representations and Warranties of Non-U.S. Persons.  Each Investor that is not a U.S. Person, severally and not jointly, further represents and warrants to the Company as follows: (i) at the time of (A) the offer by the Company and (B) the acceptance of the offer by such Person, of the Securities, such Person was outside the U.S; (ii) no offer to acquire the Securities or otherwise to participate in the transactions contemplated by this Agreement was made to such Person or its representatives inside the U.S.; (iii) such Person is not purchasing the Securities for the account or benefit of any U.S. Person, or with a view towards distribution to any U.S. Person, in violation of the registration requirements of the Securities Act; (iv) such Person will make all subsequent offers and sales of the Securities either (A) outside of the U.S.  in compliance with Regulation S; (B) pursuant to a registration under the Securities Act; or (C) pursuant to an available exemption from registration under the Securities Act; (v) such Person is acquiring the Securities for such Person’s own account, for investment and not for distribution or resale to others; (vi) such Person has no present plan or intention to sell the Securities in the U.S.  or to a U.S. Person at any predetermined time, has made no predetermined arrangements to sell the Securities and is not acting as an underwriter or dealer with respect to such securities or otherwise participating in the distribution of such securities; (vii) neither such Person, its Affiliates nor any Person acting on behalf of such Person, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S.  with respect to the Securities at any time after the Closing Date through the one year anniversary of the Closing Date except in compliance with the Securities Act; (viii) such Person consents to the placement of a legend on any certificate or other document evidencing the Securities substantially in the form set forth in  Section 3.7(b) and (ix) such Person is not acquiring the Securities in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

(g)         Opinion.  Such Investor will not transfer any or all of such Investor’s Securities pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Investor’s Securities, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S.  state securities laws

(h)         Consent.  Such Investor understands and acknowledges that the Company may refuse to transfer the Securities, unless such Investor complies with Section 3.7 and any other restrictions on transferability set forth herein.  Such Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company’s Common Stock in order to implement the restrictions on transfer of the Securities

Section 3.7           Stock Legends.  Such Investor hereby agrees with the Company as follows:

(a)          The certificates evidencing the Securities issued to those Investors who are Accredited Investors, and each certificate issued in transfer thereof, will bear the following or similar legend:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.

(b)         The certificates evidencing the Securities issued to those Investors who are not U.S. Persons, and each certificate issued in transfer thereof, will bear the following legend:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO THE PROVISIONS OF REGULATION S UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.

(c)         Other Legends.  The certificates representing such Securities, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any state corporate and state securities law, or contract.

(d)         Certain Trading Activities.  Such Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitation, Short Sales involving the Company’s securities) since the time that such Investor was first contacted by the Company regarding the investment in the Company contemplated herein.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act (“Regulation SHO”) and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S.  broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

(e)         Residency; Foreign Securities Laws.  Unless such Investor resides, in the case of individuals, or is headquartered or formed, in the case of entities, in the U.S., such Investor acknowledges that the Company will not issue any Securities in compliance with the laws of any jurisdiction outside of the U.S.  and the Company makes no representation or warranty that any Securities issued outside of the U.S.  have been offered or sold in compliance with the laws of the jurisdiction into which such Securities were issued.  Any Investor not a resident of or formed in the U.S.  warrants to the Company that no filing is required by the Company with any governmental authority in such Investor’s jurisdiction in connection with the transactions contemplated hereby.  If such Investor is domiciled or was formed outside of the U.S., such Investor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  If such Investor is domiciled or was formed outside the U.S., such Investor’s acquisition of and payment for, and its continued ownership of the Securities, will not violate any applicable securities or other laws of his, her or its jurisdiction.

Section 3.8          Disclosure.  No representation or warranty of such Investor contained in this Agreement or any other Transaction Document and no statement or disclosure made by or on behalf of such Investor to the Company or any of its Subsidiaries pursuant to this Agreement or any other Transaction Document herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investors, subject to the exceptions and qualifications specifically set forth or disclosed in writing in the disclosure schedule delivered by the Company to the Investors simultaneously herewith (the “Company Disclosure Schedule”), that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as thought the Closing Date were substituted for the date of this Agreement throughout this Article IV) (except where another date or period of time is specifically stated herein for a representation or warranty).  The Company Disclosure Schedule shall be arranged according to the numbered and lettered paragraphs of this Article IV and any disclosure in the Company Disclosure Schedule shall qualify the corresponding paragraph in this Article IV.

Section 4.1          Organization and Qualification.  Each of the Company and its Subsidiaries is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, has all requisite corporate authority and power, governmental Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company.

Section 4.2         Authority.  The Company and each of its Subsidiaries has all requisite authority and power, governmental Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which the Company and such Subsidiary is a party and any other certificate, agreement, document or instrument to be executed and delivered by the Company or such Subsidiary in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other Transaction Documents by the Company and any of its Subsidiaries and the performance by the Company and any of its Subsidiaries of their respective obligations hereunder and thereunder and the consummation by the Company and any of its Subsidiaries of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and such Subsidiary.  Neither the Company nor any of its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby.  This Agreement has been, and each of the Transaction Documents to which the Company and any of its Subsidiaries is a party will be, duly and validly authorized and approved, executed and delivered by the Company and such Subsidiary.

Section 4.3          Binding Obligations.  Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Company and its Subsidiaries, this Agreement and each of the Transaction Documents to which the Company and any of its Subsidiaries is a party are duly authorized, executed and delivered by the Company and such Subsidiary and constitutes the legal, valid and binding obligations of the Company and such Subsidiary enforceable against the Company and such Subsidiary in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Section 4.4          No Conflicts.  Neither the execution nor the delivery by the Company or any of its Subsidiaries of this Agreement or any Transaction Document to which the Company or any of its Subsidiaries is a party, nor the consummation or performance by the Company or any of its Subsidiaries of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Company Organizational Documents, (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree of any Governmental Authority or any rule or regulation of the Principal Market applicable to the Company or any of its Subsidiaries, or by which the Company or any of its Subsidiaries or any of their respective assets and properties are bound or affected, (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of the Company under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of the Company or any of its Subsidiaries under, any note, bond, mortgage, indenture, Contract, agreement, lease, License, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets and properties are bound or affected; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Licenses, permits, authorizations, approvals, franchises or other rights held by the Company or any of its Subsidiaries or that otherwise relate to the business of, or any of the properties or assets owned or used by, the Company or any of its Subsidiaries, except, in the case of clauses (b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on the Company as a whole.

Section 4.5          Subsidiaries.  Other than as set forth on Schedule 4.5 of the Company Disclosure Schedule, the Company does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.  Except for this Agreement, there are no Contracts or other obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

Section 4.6          Organizational Documents.  The Company has delivered or made available to the Investors a true and correct copy of the Certificate of Incorporation and Bylaws of the Company and any other organizational documents of the Company and any of its Subsidiaries, each as amended, and each such instrument is in full force and effect (the “Company Organizational Documents”).  Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its respective Company Organizational Documents.

Section 4.7           Capitalization.

(a)          The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock, $0.0001 par value per share of which (i) 3,590,588 shares of Company Common Stock are issued and outstanding; and (ii) no shares of Company Common Stock are held by the Company in its treasury subject to cancellation.  No shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding.  All outstanding shares of the capital stock of the Company are, and all such shares that may be issued prior to the Closing Date will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the jurisidication of the Company’s organization, the Company Organizational Documents or any Contract to which the Company is a party or otherwise bound.  There are not any bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock may vote.  Other than the Initial Warrants, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company is a party or by which it is bound (x) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company, (y) obligating the Company to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Company.  There are no outstanding Contracts or obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.  Other than the Initial Registration Rights Agreement, there are no registration rights, proxies, voting trust agreements or other agreements or understandings with respect to any class or series of any capital stock or other security of the Company.

(b)         The issuance of the Securities to the Investors has been duly authorized and, upon delivery to the Investors of certificates therefor in accordance with the terms of this Agreement, the Securities will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Investors and restrictions on transfer imposed by this Agreement and the Securities Act.

Section 4.8          Compliance with Laws.  The business and operations of the Company and its Subsidiaries have been and are being conducted in accordance with all applicable Laws and Orders.  The Company is not conflict with, or in default or violation of and, to the Knowledge of the Company or any of its Subsidiaries, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of or default under, any (i) Law, rule, regulation, judgment or Order, or (ii) note, bond, mortgage, indenture, Contract, lease, License, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its assets and properties are bound or affected.  There is no agreement, judgment or Order binding upon the Company which has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of the Company or its Subsidiaries or the conduct of business by the Company or its Subsidiaries as currently conducted.

Section 4.9          Certain Proceedings.  There is no Action pending against, or to the Knowledge of the Company or any of its Subsidiaries, threatened against or affecting, the Company or any of its Subsidiaries by any Governmental Authority or other Person with respect to the Company or any of its Subsidiaries or any of their respective businesses or that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.  Neither the Company nor any of its Subsidiaries is in violation of and, to the Knowledge of Company or any of its Subsidiaries, is under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable Law, rule, regulation, judgment or Order.  Neither the Company, any of its Subsidiaries nor any director or officer (in his or her capacity as such) of the Company or any of its Subsidiaries, is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities Laws or a claim of breach of fiduciary duty.

Section 4.10        No Brokers or Finders.  No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company or any of its Subsidiaries for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the Company or any of its Subsidiaries, and the Company will indemnify and hold the Investors and harmless against any liability or expense arising out of, or in connection with, any such claim.

Section 4.11        Contracts.  Except as disclosed in the SEC Reports or on Schedule 4.11 of the Company Disclosure Schedule, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company or any of its Subsidiaries.  Neither the Company nor any of its Subsidiaries is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any material Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect of the Company.

Section 4.12        Tax Matters.  The Company and each Subsidiary (i) has timely made or filed all foreign, federal and state income and all other Tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all Taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except in each case where the failure to file, pay or set aside would not have a Material Adverse Effect on the Company.  There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.  The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S.  Internal Revenue Code of 1986, as amended.

Section 4.13        Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

Section 4.14        Employee Relations.  Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company believes that its and its Subsidiaries’ relations with their respective employees are good.  No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.  To the Company’s Knowledge, no executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be), to the Company’s knowledge, does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in material compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company.

Section 4.15        Title to Assets.  The Company and each Subsidiary has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of their respective businesses.  All such assets and properties, other than assets and properties in which the Company or any of its Subsidiaries has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Company or such Subsidiary to conduct business as currently conducted.

Section 4.16        Intellectual Property.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all Intellectual Property necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted.  None of the Company’s or any of its Subsidiaries’ Intellectual Property has expired, terminated or been abandoned, or is expected to expire, terminate or be abandoned, within two years from the date of this Agreement.  Neither the Company nor any of its Subsidiaries has Knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property of other Persons.  There is no claim, action or proceeding being made or brought, or to the Knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property.  To the Knowledge of the Company or any of its Subsidiaries, there are no facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and each Subsidiary has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their respective Intellectual Property.

Section 4.17        Environmental Laws.  The Company and its Subsidiaries (A) are in compliance with all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

Section 4.18        SEC Reports.

(a)         The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since February 3, 2011, pursuant to the Exchange Act (the “SEC Reports”).

(b)         As of their respective dates, the SEC Reports and any registration statements filed by the Company under the Securities Act (the “Registration Statements”) complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports or Registration Statements, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  All material Contracts to which the Company or any of its Subsidiaries is a party or to which the property or assets of the Company or any of its Subsidiaries are subject have been filed as exhibits to the SEC Reports and the Registration Statements as and to the extent required under the Exchange Act and the Securities Act, as applicable.  The financial statements of the Company included in the SEC Reports and the Registration Statements comply in all respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended.

Section 4.19        Internal Accounting Controls.  Except as set forth in the SEC Reports or in the Section 4.19 of the Company Disclosure Schedule, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the officers by others within the Company.  The Company’s officers have evaluated the effectiveness of the Company’s controls and procedures.  Since the Company Most Recent Fiscal Year End, there have been no significant changes in the Company’s internal controls or, to the Knowledge of the Company, in other factors that could significantly affect the Company’s internal controls.

Section 4.20        Listing and Maintenance Requirements.  The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Company Common Stock on the trading market on which the Company Common Stock is currently listed or quoted.  The issuance and sale of the Securities under this Agreement does not contravene the rules and regulations of the trading market on which the Company Common Stock is currently listed or quoted, and no approval of the stockholders of the Company is required for the Company to issue and deliver to the Investors the Securities contemplated by this Agreement.

Section 4.21        Application of Takeover Protections.  The Company and each Subsidiary has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Company Organizational Documents or the Laws of its state of incorporation that is or could become applicable to the transactions contemplated hereby.

Section 4.22        Transactions With Affiliates and Employees.  Except as disclosed in the SEC Reports, no officer, director, employee or stockholder of the Company or any Affiliate of any such Person, has or has had, either directly or indirectly, an interest in any transaction with the Company (other than for services as employees, officers and directors), including any Contract or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or, to the Knowledge of the Company, any entity in which any such Person has an interest or is an officer, director, trustee or partner.

Section 4.23        Liabilities.  Other than Liabilities incurred in the Ordinary Course of Business of the Company, the Company has no Liability (and there is no Action pending, or to the Knowledge of the Company, threatened against the Company that would reasonably be expected to give rise to any Liability), except for Liabilities set forth in the SEC Reports.  The Company is not a guarantor nor is it otherwise liable for any Liability or obligation (including Indebtedness) of any other Person.

Section 4.24        Investment Company.  The Company is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.25        Not a U.S.  Real Property Holding Corporation.  The Company is not and has not been a U.S.  real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

Section 4.26        Bank Holding Company Act.  The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

Section 4.27        Public Utility Holding Act.  Neither the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

Section 4.28        Federal Power Act.  Neither the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

Section 4.29        Money Laundering Laws.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S.  and non-U.S.  jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no Action involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened.

Section 4.30        Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company or any of its Subsidiaries, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S.  Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 4.31        Absence of Certain Changes or Events.  Except as set forth in the SEC Reports, from the Company Most Recent Fiscal Year End there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the Ordinary Course of Business of the Company or (iii) made any material capital expenditures, individually or in the aggregate.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

Section 4.32        No General Solicitation.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby.

Section 4.33        No Integrated Offering.  Assuming the accuracy of the Investors representations and warranties set forth in this Agreement, none of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings, including without limitation the Initial Offering, or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation.

Section 4.34        Disclosure.  All documents and other papers delivered or made available by or on behalf of the Company or any of its Subsidiaries in connection with this Agreement are true, complete, correct and authentic in all material respects.  No representation or warranty of the Company or any of its Subsidiaries contained in this Agreement and no statement or disclosure made by or on behalf of the Company or any of its Subsidiaries to any Investor pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

Section 4.35        Undisclosed Events.  No event, Liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, any of the Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its common stock and which has not been publicly announced or will not be publicly announced in a current report on Form 8-K filed by the Company filed within four (4) Business Days after the Closing.

ARTICLE V
COVENANTS

Section 5.1          Form D; Blue Sky.  The Company shall file a Form D with respect to the Securities as required under Regulation D.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).  Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “blue sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investors.

Section 5.2         Reporting Status.  Until the date on which the Investors shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall use its reasonable best efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act.

Section 5.3          Listing.  The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on an Eligible Market. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market.

Section 5.4          Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for general corporate purposes, but not, directly or indirectly, for (a) the satisfaction of any Indebtedness of the Company or any of its Subsidiaries, (b) the redemption or repurchase of any securities of the Company or any of its Subsidiaries or (c) the settlement of any outstanding litigation.

Section 5.5         Reservation of Shares.  So long as any Warrants remain outstanding, the Company shall take reasonable best efforts to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of shares of Common Stock issuable upon exercise of all the Warrants as of the date hereof (without regard to any limitations on the exercise of the Warrants set forth therein), less the number of Warrant Shares represented by any such Warrants that have been exercised.

Section 5.6          Passive Foreign Investment Company.  The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S.  Internal Revenue Code of 1986, as amended.

Section 5.7          Disclosure of Transactions and Other Material Information.  On or before the fourth (4th) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Warrants and the form of the Registration Rights Agreement) (including all attachments, the “8-K Filing”).  From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Investors by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.

Section 5.8           Corporate Existence.  So long as any Investor owns any Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

Section 5.9          Anti-Dilution.  If and whenever during the period commencing after the Closing and ending on the twelve month anniversary of the Closing Date, the Company issues or sells any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to $5.10 (as adjusted for any stock dividend, stock split, stock combination or other similar transaction) (the “Applicable Price”) (the foregoing a “Dilutive Issuance,” and the time of Dilutive Issuance, the “Dilutive Adjustment Time”), then promptly after such Dilutive Issuance, the Company shall issue to each Investor that number of shares of Common Stock equal to the greater of (I) zero and (II) the difference of (i) the quotient of (x) the Purchase Price of such Investor divided by (y) the New Issuance Price, less (ii) the number of shares of Common Stock previously issued to such Investor pursuant to this Agreement (as adjusted for any stock dividend, stock split, stock combination or other similar transaction).

Section 5.10        Forward Split.  As soon as reasonably practicable following the Closing, the Company shall take all reasonable action necessary to be taken by it to effectuate a 17:1 forward stock split of the Common Stock (the “Forward Split”).  For purposes of clarity, all share amounts and per share prices set forth in the Transaction Documents are on a pre-Forward Split basis and, accordingly, (i) the post-Forward Split equivalent per share price of the Shares shall be $0.20; (ii) the post-Forward Split exercise price of the Series A Warrants shall be $0.30 (assuming no other adjustments to the exercise price of the Series A Warrants as provided for in the Series A Warrants); (iii) the post-Forward Split exercise price of the Series B Warrants shall be $0.60 (assuming no other adjustments to the exercise price of the Series B Warrants as provided for in the Series B Warrants); (iv) the post-Forward Split number of shares or options for purposes of clause (i)(A) of the definition of Excluded Securities shall be 13,000,000; (v) the post-Forward Split number of shares or options for purposes of clause (i)(C) of the definition of Excluded Securities shall be 3,251,250; and (v) the post-Forward Split Applicable Price shall be $0.30 (assuming no other adjustments to the Applicable Price as provided for in Section 5.9).

ARTICLE VI
CONDITIONS TO CLOSING

Section 6.1          Conditions to Obligation of the Parties Generally.  The Parties shall not be obligated to consummate the transactions to be performed by each of them in connection with the Closing if, on the Closing Date, (i) any Action shall be pending or threatened before any Governmental Authority wherein an Order or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (ii) any Law or Order which would have any of the foregoing effects shall have been enacted or promulgated by any Governmental Authority.

Section 6.2         Conditions to Obligation of the Investors.  The obligations of the Investors to enter into and perform their respective obligations under this Agreement are subject, at the option of the Investors, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Investors in writing:

(a)         The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date);

(b)         Company shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by terms such as “material” and “Material Adverse Effect,” in which case the Company shall have performed and complied with all of such covenants in all respects through the Closing;

(c)         No action, suit, or proceeding shall be pending or, to the Knowledge of the Company, threatened before any Governmental Authority wherein an Order or charge would (A) affect adversely the right of the Investors to own the Securities, or (B) affect adversely the right of the Company to own its assets or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

(d)         No event, change or development shall exist or shall have occurred since the date of this Agreement that has had or is reasonably likely to have a Material Adverse Effect on the Company;

(e)         All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Company and Company shall have delivered proof of same to the Investors;

(f)          Company shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the Closing Date;

(g)         Company shall have maintained its status as a company whose common stock is quoted on the Principal Market and no reason shall exist as to why such status shall not continue immediately following the Closing;

(h)         Trading in the Company Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Company Common Stock shall have been at all times since such date listed for trading on a trading market;

(i)          Company shall have delivered to the Investors a certificate, dated the Closing Date, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 6.2(a) through 6.2(h), inclusive, relating to the Company.

(j)          Company shall have delivered to the Investors a certified copy of the Certificate of Incorporation of the Company as certified by the Secretary of State (or comparable office) of the Company’s jurisdiction of formation within five (5) days of the Closing Date;

(k)         Company shall have delivered to the Investors (i) a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within five (5) days of the Closing Date; and (ii) a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within five (5) days of the Closing Date;

(l)           Company shall have delivered to the Investors a certificate duly executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions as adopted by the Company’s board of directors approving this Agreement and the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby; (ii) the Company Organizational Documents, each as in effect at the Closing; and (iii) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

(m)         Intentionally omitted;
(n)         The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to each Investor each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Investor the Shares in such aggregate number of Shares as is set forth across from such Investor’s name in column (3) of Schedule I and the related Series A Warrants and Series B Warrants (initially for such aggregate number of shares of Warrant Shares as is set forth across from such Investor’s name in columns (4) and (5) of Schedule I, respectively) being purchased by such Investor at the Closing pursuant to this Agreement;

(o)         Intentionally omitted;

(p)         All actions to be taken by the Company in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Investors.

Section 6.3         Conditions to Obligation of the Company.  The obligations of the Company to enter into and perform its obligations under this Agreement are subject, at the option of the Company, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

(a)         The representations and warranties of the Investors set forth in this Agreement shall be true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date);

(b)         The Investors shall have performed and complied with all of their covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by terms such as “material” and “Material Adverse Effect,” in which case the Investors shall have performed and complied with all of such covenants in all respects through the Closing;

(c)         Each Investor shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company;

(d)         Each Investor shall have delivered to the Company the Purchase Price for the Shares and the related Warrants being purchased by such Investor at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company (except to the extent such Bridge Investor’s Purchase Price s deemed to be paid by delivery of such Bridge Investor’s Bridge Note); and

(e)         All actions to be taken by the Investors in connection with consummation of the transactions contemplated hereby and all payments, certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Company.

ARTICLE VII
SURVIVAL; INDEMNIFICATION

Section 7.1          Survival.  All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing.

Section 7.2         Indemnification.  In consideration of each Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any of its Subsidiaries in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company or any of its Subsidiaries contained in any of the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any of its Subsidiaries) and arising out of or resulting from the execution, delivery, performance or enforcement of any of the Transaction Documents other than due to such Investor’s misconduct or gross negligence.

ARTICLE VIII
TERMINATION

Section 8.1          Termination.  In the event that the Closing shall not have occurred with respect to an Investor within five (5) days of the date hereof, then such Investor shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Investor to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8.1 shall not be available to such Investor if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Investor’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Common Shares and the Warrants shall be applicable only to such Investor providing such written notice.  Nothing contained in this Section 8.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

ARTICLE IX
MISCELLANEOUS PROVISIONS

Section 9.1        Expenses.  Except as otherwise expressly provided in this Agreement, each Party will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.  In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party.

Section 9.2          Confidentiality.

(a)         The Parties will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another Person in connection with this Agreement or the transactions contemplated by this Agreement, unless (i) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party, (ii) the use of such information is necessary or appropriate in making any required filing with the SEC, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

(b)         In the event that any Party is required to disclose any information of another Person pursuant to clause (ii) or (iii) of Section 9.2(a) above, the Party requested or required to make the disclosure (the “disclosing party”) shall provide the Person that provided such information (the “providing party”) with prompt notice of any such requirement so that the providing party may seek a protective Order or other appropriate remedy and/or waive compliance with the provisions of this Section 9.2.  If, in the absence of a protective Order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party’s information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party’s information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective Order or other relief assurance that confidential treatment will be accorded the providing party’s information.

(c)         If the transactions contemplated by this Agreement are not consummated, each Party will return or destroy all of such written information each party has regarding the other Parties.

Section 9.3         Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents.  The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with such Investor making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring such Investor’s investment in the Securities or enforcing its rights under the Transaction Documents.  The Company and each Investor confirms that each Investor has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Investor.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and an Investor, solely, and not between the Company, its Subsidiaries and the Investors collectively and not between and among the Investors.

Section 9.4          Notices.  All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) Business Days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission or other electronic means, including email, on the Business Day of such delivery if sent by 6:00 p.m.  in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day.  If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 9.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender).  All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company, to:	LY Retail LLC d/b/a Luxeyard.com 4063 Glencoe Avenue, Suite A Marina Del Rey, California 90292 Attention: Braden Richter, Chief Executive Officer Telephone No.: 323-855-7044 Facsimile No.:

With copies to:	Anslow & Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 Attention: Richard I Anslow, Esq. Telephone No.: 732-409-1212 Facsimile No.: 732-577-1188

If to the Investors, to:	The applicable address set forth in column (1) on Schedule I.

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder.

Section 9.5          Further Assurances.  The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

Section 9.6         Amendment and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and the Required Holders, provided that any Party may give a waiver as to itself.  The rights and remedies of the Parties are cumulative and not alternative.  Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.  To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.  Notwithstanding anything to the contrary in this Agreement, the Company may amend Schedule I hereto from time to time without the written consent of the Investors in order to include a Subsequent Investor thereon.

Section 9.7          Entire Agreement.  This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to any Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor and all such agreements shall continue in full force and effect or (iii) limit any obligations of the Company under any of the other Transaction Documents.

Section 9.8          Assignments, Successors, and No Third-Party Rights.  No Party may assign any of its rights under this Agreement without the prior consent of the other Parties.  Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties.  Except as set forth in Article VII hereof, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

Section 9.9          Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 9.10       Section Headings.  The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.  All references to “Article” or “Articles” or “Section” or “Sections” refer to the corresponding Article or Articles or Section or Sections of this Agreement, unless the context indicates otherwise.

Section 9.11       Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  Unless otherwise expressly provided, the word “including” shall mean including without limitation.  The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance.  If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of such representation, warranty, or covenant.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

Section 9.12        Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 9.13        Specific Performance.  Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the U.S.  or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 9.14 below), in addition to any other remedy to which they may be entitled, at Law or in equity.

Section 9.14        Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Texas, without regard to conflicts of Laws principles.  Each of the Parties submits to the jurisdiction of any state or federal court sitting in the State of Texas, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.  Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 9.4 above.  Nothing in this Section 9.14, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity.  Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

Section 9.15       Waiver of Jury Trial.  EACH OF THE PARTIES HEREBY IRREVOCABLY WANES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

COMPANY:

TOP GEAR INC.

By:	/s/ Braden Richter
Name:	Braden Richter
Title:	President and Chief Executive Officer

[Signatures Continue on Next Page]

[Company Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

INVESTOR:
CORE ENERGY ENTERPRISES

/s/ James Cassina
Name: James Cassina
[Investor Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

INVESTOR:

/s/ David S. Nagleberg
Name: David S. Nagleberg

[Investor Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

INVESTOR:

/s/ Mark Trotter
Name:

[Investor Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

INVESTOR:

/s/ Robert Gleckman
Name: Robert Gleckman

[Investor Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

INVESTOR:

/s/ Robert Klinek
Name: Robert Klinek

/s/ Susan Pack
Name: Susan Pack

[Investor Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

INVESTOR:

/s/ Sean Crowley
Name:

[Investor Signature Page to Subscription Agreement]

SCHEDULE I

Investors

		PRE-SPLIT			POST-SPLIT
Investor	Purchase Price	Shares	Series A Warrant Shares	Series B Warrant Shares	Shares	Series A Warrant Shares	Series B Warrant Shares
(1)	(2)	(3)	(4)	(5)
Amir Mireskandari 4550 Post Oak Place, Suite 210 Houston, TX 77027	$50,000	14,706	7,353	7,353	250,000	125,000	125,000
Core Energy Enterprises Inc. c/o CIBC Wood Gundy 1 Place Ville Marie Suite 4125 Montreal, Quebec Canada H3B 3P9	$100,000	29,412	14,706	14,706	500,000	250,000	250,000
David S. Nagelberg 939 Coast Blvd., Unit 31 DE La Jolla, CA 92037	$50,000	14,706	7,353	7,353	250,000	125,000	125,000
Robert Gleckman 18440 St. Moritz Drive Tarzana, CA 91356	$50,000	14,706	7,353	7,353	250,000	125,000	125,000
Robert Klinek and Susan Pack, JTWROS 15515 Las Planideras Rancho Santa Fe, CA 92067	$100,000	29,412	14,706	14,706	500,000	250,000	250,000
Sean Crowley Box 373 Rancho Santa Fe, CA 92067	$50,000	14,706	7,353	7,353	250,000	125,000	125,000
Mark Trotter 5420 La Jolla Blvd. B102 La Jolla, CA 92037	$50,000	14,706	7,353	7,353	250,000	125,000	125,000
TOTAL	$450,000	132,354	66,177	66,177	2,250,000	1,125,000	1,125,000

EXHIBIT A

Form of Investor Questionnaire

See attached.

EXHIBIT A

INVESTOR QUESTIONNAIRE

This Questionnaire must be answered fully and returned along with your completed Subscription Agreement (the “Subscription Agreement”) by and among you, Top Gear Inc. (the “Company”) and the other Investors in connection with your prospective acquisition of the Securities from the Company. Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement.

The undersigned represents and warrants that he, she or it comes within at least one category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

GENERAL INFORMATION

Name:

Date of Birth:

Residence Address:

Business Address:

Home Telephone No.:

Business Telephone No.:

E-mail Address:

Preferred Mailing Address:	Business or	Home (check one)

Tax ID or Social Sec. No.:

Marital Status:

1

(1)           STATUS.  The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.
☐

☐	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Note: When determining net worth, you must exclude the value of your primary residence.  The related amount of indebtedness secured by your primary residence up to its fair market value should also be excluded.  However, indebtedness secured by your primary residence in excess of the value of your home should be considered a liability and deducted from your net worth.

☐
The undersigned is an individual (not a partnership, corporation, limited liability company, trust, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

☐	The undersigned is a director or executive officer of the Company which is selling the Securities.

☐
The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

2

☐	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (describe entity) .

☐
The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000 (describe entity).

☐
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) of the Securities Act.

☐
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this category alone, each equity owner must complete a separate copy of this questionnaire (describe entity).

☐	The undersigned is not a U.S. Person (as described in Regulation S under the Securities Act).

☐	The undersigned is not within any of the categories above.

THE UNDERSIGNED AGREES THAT THE UNDERSIGNED WILL NOTIFY THE COMPANY AT ANY TIME ON OR PRIOR TO THE CLOSING DATE IN THE EVENT THAT THE REPRESENTATIONS AND WARRANTIES MADE BY THE UNDERSIGNED IN THIS AGREEMENT SHALL CEASE TO BE TRUE, ACCURATE AND COMPLETE.

3

(2)           SUITABILITY (please answer each question below).

(a)	For an individual Investor, please describe your current employment, including the company by which you are employed, its principal business, and your title:

(b)	For an individual Investor, please describe any college or graduate degrees held by you:

(c)	For all Investors, please list types of prior investments:

(d)	For all Investors, please state whether you have participated in other private placements before:

	YES	NO

(e)	If your answer to question (d) above is “YES”, please indicate the frequency of such prior participation in private placements of:

		Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

	YES	NO

(g)	For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future?

	YES	NO

4

(h)
For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

	YES	NO

(i)	For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

	YES	NO

(j)	For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

	YES	NO

(3)            MANNER IN WHICH TITLE IS TO BE HELD (please check the appropriate box).

☐	Individual Ownership
☐	Community Property
☐	Joint Tenant with Right of Survivorship (both parties must sign)
☐	Partnership*
☐	Tenants in Common
☐	Company*
☐	Trust*
☐	Other *

* IF SECURITIES ARE BEING PURCHASED BY AN ENTITY, THE CERTIFICATE OF SIGNATORY ATTACHED AS EXHIBIT I HERETO MUST ALSO BE COMPLETED.

(4)           FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one)?

YES	NO

If your answer to the question above is “YES”, please describe:

If the Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

5

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer
Date:

(5)            FOR TRUST INVESTORS.

(a)            Certain trusts generally may not qualify as accredited investors except under special circumstances.  Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

(i)
Certain trusts generally may not qualify as accredited investors except under special circumstances.  Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

	YES	NO

(ii)	Does this investment in the Company exceed 10% of the trust assets?

	YES	NO

(b)           If the trust is a revocable trust, please complete question (i) below.  If the trust is an irrevocable trust, please complete question (ii) below.

(i)	Can the trust be amended or revoked at any time by its grantors?

	YES	NO

If your answer to the question above is “YES”, answer the following questions relating to EACH grantor (please add sheets if necessary):

	(A)	Grantor Name:

(1)
Net worth of grantor (including spouse, if applicable) exceeds $1,000,000?

Note: When determining net worth, the value of the grantor’s primary residence must be excluded.  The related amount of indebtedness secured by the grantor’s primary residence up to its fair market value should also be excluded.  However, indebtedness secured by the grantor’s primary residence in excess of the value of the grantor’s home should be considered a liability and deducted from the grantor’s net worth.

6

	YES	NO

OR

(2)	Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2009 and 2010 and is reasonably expected to be in excess of $200,000 for 2011?

	YES	NO

OR

[Question continued on next page]

7

(3)	Income (including income attributable to spouse) was in excess of $300,000 for 2009 and 2010 and is reasonably expected to be in excess of $300,000 for 2011?

	YES	NO

(ii)	(A)	Please provide the name of each trustee of the trust:

	(B)	Does the trust have assets greater than $5 million?

		YES	NO

	(C)	Does the trust have assets greater than $5 million?

		YES	NO

[Signature Page follows]

8

By signing this Questionnaire, I hereby confirm the following statements:

           (a)           I am aware that the offering of the Securities will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

           (b)           I acknowledge that any delivery to me of transactions documents relating to the Securities prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Securities until such determination of suitability shall be made, and I agree that I shall promptly return the transaction documents to the Company upon request.

           (c)           My answers to the foregoing questions are, and were on any date (if any) that I previously purchased securities in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Dated:  ___________________________

INDIVIDUAL INVESTOR:

(Print Name)	(Signature)

(Print Name of Joint Investor)	(Signature of Joint Investor)

PARTNERSHIP, CORPORATION, TRUST, LLC OR OTHER ENTITY:

(Print Name of Entity)	(Signature)

(Print Name and Title of Person Signing)

[Signature page to Investor Questionnaire]

EXHIBIT I
CERTIFICATE OF SIGNATORY

I, ____________________________, am the ____________________________ of ________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of that certain Subscription Agreement dated as of __________, 2011, by and between the Entity and CornerWorld Corporation (the “Subscription Agreement”), and to purchase and hold the Securities (as defined in the Subscription Agreement), and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this _____ day of _____________, 2011.

(Signature)

EXHIBIT B

Form of Series A Warrant

[Filed as Exhibit 10.2 to the Current Report on Form 8-K]

EXHIBIT C

Form of Series B Warrant

[Filed as Exhibit 10.3 to the Current Report on Form 8-K]

EXHIBIT D

Form of Registration Rights Agreement

[Filed as Exhibit 10.4 to the Current Report on Form 8-K]

EXHIBIT E

Form of Joinder to Subscription Agreement

See attached.

JOINDER AGREEMENT TO
SUBSCRIPTION AGREEMENT

This Joinder Agreement to Subscription Agreement (this “Joinder Agreement”) is made as of _______________, 2011 by Top Gear Inc., a Delaware corporation (the “Company”), and the undersigned investor (the “Joining Party”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them pursuant to that certain Subscription Agreement, dated as of December 15, 2011, by and among the Company and certain other investors (the “Agreement”).

By executing this Joinder Agreement, the Company agrees to issue and sell to the Joining Party and the Joining Party agrees to purchase from the Company, subject to the terms and conditions of the Agreement, such aggregate number of Shares as is set forth opposite such Joining Party’s name in column (3) on Schedule I hereto along with (i) Series A Warrants to initially acquire  up to that aggregate number of Series A Warrant Shares as is set forth opposite such Joining Party’s name in column (4) on Schedule I hereto and (ii) Series B Warrants to initially acquire up to that aggregate number of Series B Warrant Shares as is set forth opposite such Joining Party’s name in column (5) on Schedule I hereto.  The Purchase Price for such Shares, Series A Warrants and Series B Warrants is set forth opposite such Joining Party’s name in column (2) on Schedule I hereto.

The Joining Party and the Company hereby acknowledge, agree and confirm that, by their execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Agreement as of the date of this Joinder Agreement and shall have all of the rights and obligations of an Investor (as defined in the Agreement) as if it had executed the Agreement.  The Joining Party and the Company hereby ratify, as of the date of this Joinder Agreement, and agree to be bound by, all of the terms, provisions and conditions contained in the Agreement.

By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to and made a part of the Agreement as of the date hereof.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Company and the Joining Party have caused their respective signature pages to this Joinder Agreement to be duly executed as of the date first written above.
COMPANY:

TOP GEAR INC.

By:
Name:	Braden Richter
Title:	President and Chief Executive Officer

[Signatures Continue on Next Page]

[Company Signature Page to Joinder to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Joining Party have caused their respective signature pages to this Joinder Agreement to be duly executed as of the date first written above.
JOINING PARTY:

Name:

[Joining Party Signature Page to Joinder to Subscription Agreement]

SCHEDULE I

		PRE-SPLIT			POST-SPLIT
Joining Party	Purchase Price	Shares	Series A Warrant Shares	Series B Warrant Shares	Shares	Series A Warrant Shares	Series B Warrant Shares
(1)	(2)	(3)	(4)	(5)

[Joining Party Signature Page to Joinder to Subscription Agreement]

EXHIBIT F

Form of Joinder to Registration Rights Agreement

See attached.

[Joining Party Signature Page to Joinder to Subscription Agreement]

JOINDER AGREEMENT TO
REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement to Registration Rights Agreement (this “Joinder Agreement”) is made as of _______________, 2011 by Top Gear Inc., a Delaware corporation (the “Company”), and the undersigned investor (the “Joining Party”).

The Joining Party and the Company hereby acknowledge, agree and confirm that, by their execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement, dated as of December 15, 2011, by and among the Company and certain other investors (the “Agreement”), as of the date of this Joinder Agreement, and shall have all of the rights and obligations of an Investor (as defined in the Agreement) as if it had executed the Agreement.  The Joining Party and the Company hereby ratify, as of the date of this Joinder Agreement, and agree to be bound by, all of the terms, provisions and conditions contained in the Agreement.

By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to and made a part of the Agreement as of the date hereof.

[Signatures follow on next page]

[Company Signature Page to Joinder to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Joining Party have caused their respective signature pages to this Joinder Agreement to be duly executed as of the date first written above.

COMPANY:

TOP GEAR INC.

By:
Name:	Braden Richter
Title:	President and Chief Executive Officer

[Signatures Continue on Next Page]

[Company Signature Page to Joinder to Registration Rights Agreement]

IN WITNESS WHEREOF, the Company and the Joining Party have caused their respective signature pages to this Joinder Agreement to be duly executed as of the date first written above.

JOINING PARTY:

Name:

[Joining Party Signature Page to Joinder to Registration Rights Agreement]